Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cracker Barrel Old Country Store, Inc. (the “Issuer”) on Form 10-Q for the fiscal quarter ended May 1, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Woodhouse, Chairman, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 8, 2009                                                                                      By: /s/Michael A. Woodhouse
             Michael A. Woodhouse,
             Chairman, President and Chief Executive Officer

Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cracker Barrel Old Country Store, Inc. (the “Issuer”) on Form 10-Q for the fiscal quarter ended May 1, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sandra B. Cochran, Executive Vice President and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 8, 2009                                                                                      By: /s/Sandra B. Cochran
             Sandra B. Cochran,
             Executive Vice President and Chief Financial Officer